Exhibit 99.1
                                  ------------

                                  Loan Group 2

                                Mortgage Rates(1)

                                                                                               Weighted               Weighted
                                                            Percent of                          Average   Weighted     Average
                                                Aggregate     Mortgage            Average     Remaining    Average    Original
                              Number of         Principal     Loans in          Principal          Term       FICO    Loan-to-
                               Mortgage           Balance         Loan            Balance   to Maturity     Credit       Value
Mortgage Rate (%)                 Loans       Outstanding      Group 2    Outstanding ($)      (Months)      Score   Ratio (%)
---------------------------   ---------   ---------------   ----------    ---------------   -----------   --------   ---------
6.625 .....................           3   $  1,276,701.16         0.33%        425,567.05           359        699       70.19
6.655 .....................           1        473,066.00         0.12         473,066.00           360        644       89.26
6.750 .....................         118     75,232,761.34        19.64         637,565.77           357        702       75.14
6.780 .....................           1        558,000.00         0.15         558,000.00           360        643       90.00
6.875 .....................         307    191,333,718.24        49.96         623,236.87           359        707       73.65
6.880 .....................           1        554,800.00         0.14         554,800.00           360        647       89.48
6.905 .....................           1        448,000.00         0.12         448,000.00           360        629       87.84
6.970 .....................           1        531,000.00         0.14         531,000.00           360        634       84.96
6.985 .....................           1        427,500.00         0.11         427,500.00           360        625       90.00
7.000 .....................         145     92,395,917.22        24.13         637,213.22           359        710       74.50
7.030 .....................           1        432,000.00         0.11         432,000.00           360        621       90.00
7.060 .....................           1        415,551.36         0.11         415,551.36           237        639       88.91
7.070 .....................           1        428,350.00         0.11         428,350.00           360        637       85.00
7.125 .....................          31     17,860,970.50         4.66         576,160.34           357        682       77.49
7.155 .....................           1        612,000.00         0.16         612,000.00           360        630       90.00
                              ---------   ---------------   ----------
   Total...................         614   $382,980,335.82       100.00%
                              =========   ===============   ==========


---------

(1) The lender acquired mortgage insurance mortgage loans in loan group 2 are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 2 (net of such premiums) was approximately 6.892% per annum. Without the adjustment, the weighted average on the mortgage loans in loan group 2 was approximately
      6.897% per annum.


                                       5

                                              Current Mortgage Loan Principal Balances(1)

                                                                                                     Weighted              Weighted
                                                         Percent of                                   Average   Weighted    Average
                                              Aggregate    Mortgage           Average     Weighted  Remaining    Average   Original
Range of                     Number of        Principal    Loans in         Principal      Average    Term to       FICO   Loan-to-
Current Mortgage              Mortgage          Balance        Loan           Balance     Mortgage   Maturity     Credit      Value
Loan Principal Balances ($)      Loans      Outstanding     Group 2   Outstanding ($)     Rate (%)   (Months)      Score  Ratio (%)
---------------------------  ---------  ---------------  ----------   ---------------  -----------  ---------  ---------  ---------
400,000.01 - 450,000.00 ...         91  $ 39,474,971.10       10.31%       433,790.89        6.924        356        686      76.88
450,000.01 - 500,000.00 ...        125    59,634,662.67       15.57        477,077.30        6.908        355        695      76.99
500,000.01 - 550,000.00 ...        110    57,961,654.96       15.13        526,924.14        6.889        358        698      76.00
550,000.01 - 600,000.00 ...         73    41,988,766.33       10.96        575,188.58        6.886        360        701      76.68
600,000.01 - 650,000.00 ...         80    50,637,861.88       13.22        632,973.27        6.898        360        708      75.63
650,000.01 - 700,000.00 ...         20    13,567,400.00        3.54        678,370.00        6.900        360        678      75.07
700,000.01 - 750,000.00 ...         24    17,578,989.41        4.59        732,457.89        6.860        360        700      73.57
750,000.01 - 1,000,000.00 .         59    51,915,435.39       13.56        879,922.63        6.899        360        717      68.55
1,000,000.01 - 1,500,000.00         19    23,202,794.08        6.06      1,221,199.69        6.885        360        712      71.34
1,500,000.01 - 2,000,000.00          8    13,872,800.00        3.62      1,734,100.00        6.891        360        750      68.31
Above 2,000,000.00 ........          5    13,145,000.00        3.43      2,629,000.00        6.903        360        761      74.63
                             ---------  ---------------  ----------
   Total...................        614  $382,980,335.82      100.00%
                             =========  ===============  ==========
----------

(1) As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 2 was approximately $623,746.


                                      6

                                                         FICO Credit Scores(1)

                                                                                                     Weighted              Weighted
                                                         Percent of                                   Average   Weighted    Average
                                              Aggregate    Mortgage           Average     Weighted  Remaining    Average   Original
                             Number of        Principal    Loans in         Principal      Average    Term to       FICO   Loan-to-
Range of                      Mortgage          Balance        Loan           Balance     Mortgage   Maturity     Credit      Value
FICO Credit Scores               Loans      Outstanding     Group 2   Outstanding ($)     Rate (%)   (Months)      Score  Ratio (%)
---------------------------  ---------  ---------------  ----------   ---------------  -----------  ---------  ---------  ---------

619 and Below .............          5  $  3,138,550.43        0.82%       627,710.09        6.971        360        613      75.89
620 - 639 .................         81    46,206,831.28       12.07        570,454.71        6.927        351        632      74.89
640 - 659 .................         75    43,487,687.98       11.36        579,835.84        6.874        358        649      76.84
660 - 679 .................         69    40,238,354.08       10.51        583,164.55        6.920        357        670      74.93
680 - 699 .................         93    52,707,987.71       13.76        566,752.56        6.893        360        689      74.18
700 - 719 .................         78    45,428,737.92       11.86        582,419.72        6.898        360        710      74.49
720 and Above .............        213   151,772,186.42       39.63        712,545.48        6.888        360        758      73.70
                             ---------  ---------------  ----------
   Total...................        614  $382,980,335.82      100.00%
                             =========  ===============  ==========

----------

(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans in loan group 2 was approximately
      705.



                                                        Documentation Programs

                                                                                                     Weighted              Weighted
                                                         Percent of                                   Average   Weighted    Average
                                              Aggregate    Mortgage           Average     Weighted  Remaining    Average   Original
                             Number of        Principal    Loans in         Principal      Average    Term to       FICO   Loan-to-
                              Mortgage          Balance        Loan           Balance     Mortgage   Maturity     Credit      Value
Documentation Program            Loans      Outstanding     Group 2   Outstanding ($)     Rate (%)   (Months)      Score  Ratio (%)
---------------------------  ---------  ---------------  ----------   ---------------  -----------  ---------  ---------  ---------

Full/Alternative ..........        189  $111,973,372.57       29.24%       592,451.71        6.905        355        657      75.81
Preferred .................         14     8,668,626.69        2.26        619,187.62        6.868        360        743      75.62
Reduced ...................        411   262,338,336.56       68.50        638,292.79        6.895        360        724      73.91
                             ---------  ---------------  ----------
   Total...................        614  $382,980,335.82      100.00%
                             =========  ===============  ==========


                                      7

                                                  Original Loan-to-Value Ratios(1)(2)

                                                                                                     Weighted              Weighted
                                                         Percent of                                   Average   Weighted    Average
                                              Aggregate    Mortgage           Average     Weighted  Remaining    Average   Original
                             Number of        Principal    Loans in         Principal      Average    Term to       FICO   Loan-to-
Range of Original             Mortgage          Balance        Loan           Balance     Mortgage   Maturity     Credit      Value
Loan-to-Value Ratios(%)          Loans      Outstanding     Group 2   Outstanding ($)     Rate (%)   (Months)      Score  Ratio (%)
---------------------------  ---------  ---------------  ----------   ---------------  -----------  ---------  ---------  ---------

50.00 and Below ...........         19  $ 13,410,344.25        3.50%       705,807.59        6.887        360        704      42.86
50.01 to 55.00 ............          7     4,779,001.00        1.25        682,714.43        6.927        360        699      52.60
55.01 to 60.00 ............         17    12,298,939.00        3.21        723,467.00        6.855        360        718      58.23
60.01 to 65.00 ............         24    16,837,254.25        4.40        701,552.26        6.894        360        696      63.16
65.01 to 70.00 ............         50    41,509,248.20       10.84        830,184.96        6.894        358        727      68.65
70.01 to 75.00 ............        102    70,686,934.71       18.46        693,009.16        6.880        359        701      73.42
75.01 to 80.00 ............        374   212,369,381.36       55.45        567,832.57        6.897        358        705      79.57
80.01 to 85.00 ............          3     1,531,848.48        0.40        510,616.16        7.063        360        664      84.46
85.01 to 90.00 ............         16     8,419,670.84        2.20        526,229.43        7.097        354        638      89.61
90.01 to 95.00 ............          2     1,137,713.73        0.30        568,856.87        6.819        359        730      94.08
                             ---------  ---------------  ----------
   Total...................        614  $382,980,335.82      100.00%
                             =========  ===============  ==========

---------
(1)   As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans in loan group 2 was approximately 74.51%.
(2)   Does not take into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time of origination.


                                     8

                                          Geographic Distribution of Mortgaged Properties(1)

                                                                                                     Weighted              Weighted
                                                         Percent of                                   Average   Weighted    Average
                                              Aggregate    Mortgage           Average     Weighted  Remaining    Average   Original
                             Number of        Principal    Loans in         Principal      Average    Term to       FICO   Loan-to-
                              Mortgage          Balance        Loan           Balance     Mortgage   Maturity     Credit      Value
State                            Loans      Outstanding     Group 2   Outstanding ($)     Rate (%)   (Months)      Score  Ratio (%)
---------------------------  ---------  ---------------  ----------   ---------------  -----------  ---------  ---------  ---------

California ................        227  $140,208,416.62       36.61%       617,658.22        6.895        358        708      73.94
Florida ...................         38    23,708,794.71        6.19        623,915.65        6.902        360        703      70.52
Illinois ..................         19    12,327,675.98        3.22        648,825.05        6.916        355        689      77.27
Maryland ..................         25    14,051,696.05        3.67        562,067.84        6.892        356        686      76.98
Massachusetts .............         14     8,504,987.06        2.22        607,499.08        6.898        347        708      77.38
Nevada ....................         19    10,426,257.75        2.72        548,750.41        6.913        360        709      78.70
New Jersey ................         24    14,795,841.45        3.86        616,493.39        6.904        356        685      76.11
New York ..................         57    36,693,945.76        9.58        643,753.43        6.906        360        700      72.48
Texas .....................         14     9,937,975.53        2.59        709,855.40        6.968        360        709      79.25
Virginia ..................         26    14,296,736.48        3.73        549,874.48        6.872        360        707      76.93
Washington ................         21    14,775,282.12        3.86        703,584.86        6.869        360        730      75.92
Other (less than 2%) ......        130    83,252,726.31       21.74        640,405.59        6.891        360        705      74.32
                             ---------  ---------------  ----------
   Total...................        614  $382,980,335.82      100.00%
                             =========  ===============  ==========
---------

(1) The Other row in the preceding table includes 32 other states and the District of Columbia with under 2% concentrations individually. As of the cut-off date, no more than approximately 0.903% of the mortgage loans in loan group 2 were secured by mortgaged properties located in any one postal zip code area.


                                                             Loan Purpose

                                                                                                     Weighted              Weighted
                                                         Percent of                                   Average   Weighted    Average
                                              Aggregate    Mortgage           Average     Weighted  Remaining    Average   Original
                             Number of        Principal    Loans in         Principal      Average    Term to       FICO   Loan-to-
                              Mortgage          Balance        Loan           Balance     Mortgage   Maturity     Credit      Value
Loan Purpose                     Loans      Outstanding     Group 2   Outstanding ($)     Rate (%)   (Months)      Score  Ratio (%)
---------------------------  ---------  ---------------  ----------   ---------------  -----------  ---------  ---------  ---------

Refinance (cash-out) ......        247  $143,405,624.28       37.44%       580,589.57        6.902        356        688      72.38
Purchase ..................        270   176,238,918.74       46.02        652,736.74        6.889        360        721      77.00
Refinance (rate/term) .....         97    63,335,792.80       16.54        652,946.32        6.910        359        698      72.37
                             ---------  ---------------  ----------
   Total...................        614  $382,980,335.82      100.00%
                             =========  ===============  ==========


                                       9

                                                     Types of Mortgaged Properties

                                                                                                     Weighted              Weighted
                                                         Percent of                                   Average   Weighted    Average
                                              Aggregate    Mortgage           Average     Weighted  Remaining    Average   Original
                             Number of        Principal    Loans in         Principal      Average    Term to       FICO   Loan-to-
                              Mortgage          Balance        Loan           Balance     Mortgage   Maturity     Credit      Value
Property Type                    Loans      Outstanding     Group 2   Outstanding ($)     Rate (%)   (Months)      Score  Ratio (%)
---------------------------  ---------  ---------------  ----------   ---------------  -----------  ---------  ---------  ---------

2 to 4 Family Residence ...         19  $ 12,257,412.02        3.20%       645,126.95        6.929        360        713      72.84
High-Rise Condominium .....         33    22,122,333.88        5.78        670,373.75        6.855        360        748      74.19
Low-Rise Condominium ......         26    16,017,163.01        4.18        616,044.73        6.916        360        708      73.25
Planned Unit Development ..        153   100,033,019.88       26.12        653,810.59        6.902        359        710      75.71
Single Family Residence ...        383   232,550,407.03       60.72        607,181.22        6.896        358        698      74.19
                             ---------  ---------------  ----------
   Total...................        614  $382,980,335.82      100.00%
                             =========  ===============  ==========

                                                          Occupancy Types(1)

                                                                                                     Weighted              Weighted
                                                         Percent of                                   Average   Weighted    Average
                                              Aggregate    Mortgage           Average     Weighted  Remaining    Average   Original
                             Number of        Principal    Loans in         Principal      Average    Term to       FICO   Loan-to-
                              Mortgage          Balance        Loan           Balance     Mortgage   Maturity     Credit      Value
Occupancy Type                   Loans      Outstanding     Group 2   Outstanding ($)     Rate (%)   (Months)      Score  Ratio (%)
---------------------------  ---------  ---------------  ----------   ---------------  -----------  ---------  ---------  ---------

Investment Property .......         25  $ 15,859,653.69        4.14%       634,386.15        6.927        356        734      76.45
Primary Residence .........        553   339,436,107.53       88.63        613,808.51        6.896        358        701      74.74
Secondary Residence .......         36    27,684,574.60        7.23        769,015.96        6.901        360        735      70.49
                             ---------  ---------------  ----------
   Total...................        614  $382,980,335.82      100.00%
                             =========  ===============  ==========
----------

(1) Based upon representations of the related borrowers at the time of origination.


                                      10

                                                    Remaining Terms to Maturity(1)
                                                                                                                      Weighted
                                                            Percent of                                    Weighted     Average
                                                Aggregate     Mortgage            Average      Weighted    Average    Original
                              Number of         Principal     Loans in          Principal       Average       FICO    Loan-to-
Remaining Term                 Mortgage           Balance         Loan            Balance      Mortgage     Credit       Value
to Maturity (Months)              Loans       Outstanding      Group 2    Outstanding ($)       Rate (%)     Score   Ratio (%)
---------------------------   ---------   ---------------   ----------    ---------------   -----------   --------   ---------

360 .......................         548   $345,337,322.71        90.17%        630,177.60         6.900        707       74.33
359 .......................          52     30,839,268.48         8.05         593,062.86         6.873        691       75.70
358 .......................           3      1,438,473.86         0.38         479,491.29         6.878        696       74.66
356 .......................           1        715,965.07         0.19         715,965.07         6.875        640       80.00
240 .......................           5      2,261,550.00         0.59         452,310.00         6.876        645       78.84
239 .......................           1        479,078.57         0.13         479,078.57         7.000        661       80.00
238 .......................           2      1,015,882.51         0.27         507,941.26         6.812        634       74.70
237 .......................           2        892,794.62         0.23         446,397.31         6.983        630       82.85
                              ---------   ---------------   ----------
   Total...................         614   $382,980,335.82       100.00%
                              =========   ===============   ==========
------------
(1)   As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 2 was approximately 358 months.



                                                 Interest-Only Periods at Origination

                                                                                                     Weighted              Weighted
                                                         Percent of                       Weighted    Average   Weighted    Average
                                              Aggregate    Mortgage           Average      Average  Remaining    Average   Original
                             Number of        Principal    Loans in         Principal      Current    Term to       FICO   Loan-to-
Interest-Only Period          Mortgage          Balance        Loan           Balance     Mortgage   Maturity     Credit      Value
(months)                         Loans      Outstanding     Group 2   Outstanding ($)     Rate (%)   (Months)      Score  Ratio (%)
---------------------------  ---------  ---------------  ----------   ---------------  -----------  ---------  ---------  ---------

0 .........................        413  $257,861,312.76       67.33%       624,361.53        6.888        358        703      74.59
120 .......................        201   125,119,023.06       32.67        622,482.70        6.916        360        709      74.34
                             ---------  ---------------  ----------
   Total...................        614  $382,980,335.82      100.00%
                             =========  ===============  ==========


                                       11

                                               Prepayment Charge Periods at Origination

                                                                                                     Weighted              Weighted
                                                         Percent of                       Weighted    Average   Weighted    Average
                                              Aggregate    Mortgage           Average      Average  Remaining    Average   Original
                             Number of        Principal    Loans in         Principal      Current    Term to       FICO   Loan-to-
Prepayment Charge             Mortgage          Balance        Loan           Balance     Mortgage   Maturity     Credit      Value
Period (months)                  Loans      Outstanding     Group 2   Outstanding ($)     Rate (%)   (Months)      Score  Ratio (%)
---------------------------  ---------  ---------------  ----------   ---------------  -----------  ---------  ---------  ---------

0 .........................        582  $362,438,296.53       94.64%       622,746.21        6.898        358        705      74.45
36 ........................          1       646,875.00        0.17        646,875.00        6.875        360        725      75.00
60 ........................         31    19,895,164.29        5.19        641,779.49        6.886        360        709      75.46
                             ---------  ---------------  ----------
   Total...................        614  $382,980,335.82      100.00%
                             =========  ===============  ==========


                                       12

                                                             Loan Group 3

                                                           Mortgage Rates(1)

                                                                                               Weighted               Weighted
                                                            Percent of                          Average   Weighted     Average
                                                Aggregate     Mortgage            Average     Remaining    Average    Original
                              Number of         Principal     Loans in          Principal          Term       FICO    Loan-to-
                               Mortgage           Balance         Loan            Balance   to Maturity     Credit       Value
Mortgage Rate (%)                 Loans       Outstanding      Group 3    Outstanding ($)      (Months)      Score   Ratio (%)
---------------------------   ---------   ---------------   ----------    ---------------   -----------   --------   ---------

7.125 .....................          60   $ 36,641,796.92        12.00%        610,696.62           358        707       76.17
7.250 .....................         123     78,259,565.37        25.62         636,256.63           360        706       75.17
7.375 .....................          86     58,973,240.06        19.31         685,735.35           360        720       73.67
7.420 .....................           1        452,000.00         0.15         452,000.00           360        649       88.63
7.500 .....................          84     58,331,156.46        19.10         694,418.53           359        706       74.26
7.625 .....................          30     19,390,662.00         6.35         646,355.40           360        721       76.56
7.750 .....................          26     17,517,100.00         5.74         673,734.62           360        718       74.14
7.875 .....................          21     15,733,103.97         5.15         749,195.43           360        708       76.67
8.000 .....................          11      7,156,454.78         2.34         650,586.80           360        694       79.82
8.060 .....................           1        481,222.98         0.16         481,222.98           359        688       90.00
8.125 .....................           5      4,750,388.92         1.56         950,077.78           360        736       73.69
8.250 .....................           3      2,470,000.00         0.81         823,333.33           359        692       70.66
8.375 .....................           4      2,794,500.00         0.91         698,625.00           360        761       78.78
8.500 .....................           4      2,462,900.00         0.81         615,725.00           360        714       79.04
                              ---------   ---------------   ----------
   Total...................         459   $305,414,091.46       100.00%
                              =========   ===============   ==========

---------

(1) The lender acquired mortgage insurance mortgage loans in loan group 3 are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 3 (net of such premiums) was approximately 7.453% per annum. Without the adjustment, the weighted average on the mortgage loans in loan group 3 was approximately
      7.454% per annum.


                                       13

                                              Current Mortgage Loan Principal Balances(1)

                                                                                                     Weighted              Weighted
                                                         Percent of                                   Average   Weighted    Average
                                              Aggregate    Mortgage           Average     Weighted  Remaining    Average   Original
Range of                     Number of        Principal    Loans in         Principal      Average    Term to       FICO   Loan-to-
Current Mortgage              Mortgage          Balance        Loan           Balance     Mortgage   Maturity     Credit      Value
Loan Principal Balances ($)      Loans      Outstanding     Group 3   Outstanding ($)     Rate (%)   (Months)      Score  Ratio (%)
---------------------------  ---------  ---------------  ----------   ---------------  -----------  ---------  ---------  ---------

400,000.01 - 450,000.00 ...         45  $ 19,627,142.47        6.43%       436,158.72        7.411        357        706      77.85
450,000.01 - 500,000.00 ...        106    50,394,510.69       16.50        475,419.91        7.425        360        704      77.47
500,000.01 - 550,000.00 ...         70    36,667,985.72       12.01        523,828.37        7.440        359        701      77.73
550,000.01 - 600,000.00 ...         59    33,842,599.70       11.08        573,603.38        7.480        360        708      78.04
600,000.01 - 650,000.00 ...         53    33,574,519.98       10.99        633,481.51        7.404        357        715      76.21
650,000.01 - 700,000.00 ...         16    10,841,924.00        3.55        677,620.25        7.532        360        730      76.80
700,000.01 - 750,000.00 ...          9     6,609,500.00        2.16        734,388.89        7.251        360        701      77.33
750,000.01 - 1,000,000.00 .         64    57,023,615.36       18.67        890,993.99        7.463        360        721      73.55
1,000,000.01 - 1,500,000.00         26    33,610,293.54       11.00      1,292,703.60        7.476        360        711      69.10
1,500,000.01 - 2,000,000.00          6    10,907,500.00        3.57      1,817,916.67        7.617        360        738      71.12
Above 2,000,000.00 ........          5    12,314,500.00        4.03      2,462,900.00        7.551        360        695      66.17
                             ---------  ---------------  ----------
   Total...................        459  $305,414,091.46      100.00%
                             =========  ===============  ==========
----------

(1) As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 3 was approximately $665,390.


                                       14

                                                         FICO Credit Scores(1)

                                                                                                     Weighted              Weighted
                                                         Percent of                                   Average   Weighted    Average
                                              Aggregate    Mortgage           Average     Weighted  Remaining    Average   Original
                             Number of        Principal    Loans in         Principal      Average    Term to       FICO   Loan-to-
Range of                      Mortgage          Balance        Loan           Balance     Mortgage   Maturity     Credit      Value
FICO Credit Scores               Loans      Outstanding     Group 3   Outstanding ($)     Rate (%)   (Months)      Score  Ratio (%)
---------------------------  ---------  ---------------  ----------   ---------------  -----------  ---------  ---------  ---------

619 and Below .............          4  $  2,332,400.00        0.76%       583,100.00        7.309        360        611      69.50
620 - 639 .................         16     9,603,215.98        3.14        600,201.00        7.286        360        630      76.82
640 - 659 .................         19    10,476,187.71        3.43        551,378.30        7.311        360        647      73.54
660 - 679 .................         92    62,020,975.46       20.31        674,141.04        7.464        359        670      74.08
680 - 699 .................         71    45,600,205.91       14.93        642,256.42        7.464        360        689      75.24
700 - 719 .................         82    57,031,542.87       18.67        695,506.62        7.478        359        709      74.61
720 and Above .............        174   117,701,563.53       38.54        676,445.77        7.465        360        757      75.88
Not Available .............          1       648,000.00        0.21        648,000.00        7.125        240        N/A      80.00
                             ---------  ---------------  ----------
   Total...................        459  $305,414,091.46      100.00%
                             =========  ===============  ==========

(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans in loan group 3 was approximately
      711.


                                                         Documentation Program

                                                                                                     Weighted              Weighted
                                                         Percent of                                   Average   Weighted    Average
                                              Aggregate    Mortgage           Average     Weighted  Remaining    Average   Original
                             Number of        Principal    Loans in         Principal      Average    Term to       FICO   Loan-to-
                              Mortgage          Balance        Loan           Balance     Mortgage   Maturity     Credit      Value
Documentation Program            Loans      Outstanding     Group 3   Outstanding ($)     Rate (%)   (Months)      Score  Ratio (%)
---------------------------  ---------  ---------------  ----------   ---------------  -----------  ---------  ---------  ---------

CLUES Plus ................          4  $  2,222,254.93        0.73%       555,563.73        7.370        359        655      80.72
Full/Alternative ..........         59    38,668,500.52       12.66        655,398.31        7.317        358        677      74.25
Preferred .................          5     2,682,860.00        0.88        536,572.00        7.402        360        746      75.86
Reduced ...................        391   261,840,476.01       85.73        669,668.74        7.476        360        716      75.16
                             ---------  ---------------  ----------
   Total...................        459  $305,414,091.46      100.00%
                             =========  ===============  ==========


                                       15

                                                  Original Loan-to-Value Ratios(1)(2)

                                                                                                     Weighted              Weighted
                                                         Percent of                                   Average   Weighted    Average
                                              Aggregate    Mortgage           Average     Weighted  Remaining    Average   Original
                             Number of        Principal    Loans in         Principal      Average    Term to       FICO   Loan-to-
Range of Original             Mortgage          Balance        Loan           Balance     Mortgage   Maturity     Credit      Value
Loan-to-Value Ratios(%)          Loans      Outstanding     Group 3   Outstanding ($)     Rate (%)   (Months)      Score  Ratio (%)
---------------------------  ---------  ---------------  ----------   ---------------  -----------  ---------  ---------  ---------

50.00 and Below ...........          7  $  5,242,550.00        1.72%       748,935.71        7.342        360        677      39.39
50.01 to 55.00 ............          4     4,475,500.00        1.47      1,118,875.00        7.466        360        722      53.50
55.01 to 60.00 ............         11    12,294,750.00        4.03      1,117,704.55        7.484        360        713      58.72
60.01 to 65.00 ............         11     8,772,250.00        2.87        797,477.27        7.500        360        693      63.15
65.01 to 70.00 ............         43    38,641,273.25       12.65        898,634.26        7.428        360        713      68.65
70.01 to 75.00 ............         67    51,963,703.16       17.01        775,577.66        7.441        360        712      73.82
75.01 to 80.00 ............        304   177,760,471.72       58.20        584,738.39        7.462        359        713      79.72
80.01 to 85.00 ............          3     1,562,119.00        0.51        520,706.33        7.242        356        676      82.76
85.01 to 90.00 ............          8     4,265,139.33        1.40        533,142.42        7.577        348        702      89.10
90.01 to 95.00 ............          1       436,335.00        0.14        436,335.00        7.375        360        637      95.00
                             ---------  ---------------  ----------
   Total...................        459  $305,414,091.46      100.00%
                             =========  ===============  ==========
---------
(1)   As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans in loan group 3 was approximately 75.09%.
(2)   Does not take into account any secondary financing on the mortgage loans in loan group 3 that may exist at the time of origination.


                                       16

                                          Geographic Distribution of Mortgaged Properties(1)

                                                                                                     Weighted              Weighted
                                                         Percent of                                   Average   Weighted    Average
                                              Aggregate    Mortgage           Average     Weighted  Remaining    Average   Original
                             Number of        Principal    Loans in         Principal      Average    Term to       FICO   Loan-to-
                              Mortgage          Balance        Loan           Balance     Mortgage   Maturity     Credit      Value
State                            Loans      Outstanding     Group 3    Outstanding ($)     Rate (%)   (Months)      Score  Ratio (%)
---------------------------  ---------  ---------------  ----------   ---------------  -----------  ---------  ---------  ---------

Arizona ...................         15  $ 10,031,443.00        3.28%       668,762.87        7.471        360        721      75.69
California ................        161   108,205,430.72       35.43        672,083.42        7.471        360        711      75.17
Colorado ..................         10     6,751,114.00        2.21        675,111.40        7.343        360        738      77.58
Florida ...................         26    18,326,982.65        6.00        704,883.95        7.579        356        722      75.59
Hawaii ....................          9     9,789,200.00        3.21      1,087,688.89        7.516        360        732      66.86
Illinois ..................         25    16,796,010.97        5.50        671,840.44        7.404        360        701      74.39
Maryland ..................         16     8,615,121.62        2.82        538,445.10        7.339        360        689      72.63
Nevada ....................         20    10,934,484.49        3.58        546,724.22        7.441        360        714      77.69
New Jersey ................         23    17,655,483.59        5.78        767,629.72        7.544        360        725      73.56
New York ..................         28    18,465,997.71        6.05        659,499.92        7.394        360        719      73.46
Texas .....................         12     9,981,650.00        3.27        831,804.17        7.591        355        713      77.01
Virginia ..................         14     8,207,559.98        2.69        586,254.28        7.334        360        679      78.03
Washington ................         13     8,077,690.20        2.64        621,360.78        7.388        360        719      77.95
Other (less than 2%) ......         87    53,575,922.53       17.54        615,815.20        7.408        360        701      75.75
                             ---------  ---------------  ----------
   Total...................        459  $305,414,091.46      100.00%
                             =========  ===============  ==========
---------
(1)   The Other row in the preceding table includes 27 other states and the
      District of Columbia with under 2% concentrations individually. As of the cut-off date, no more than approximately 1.328% of the mortgage loans in loan group 3 were secured by mortgaged properties located in any one postal zip code area.


                                                             Loan Purpose

                                                                                                     Weighted              Weighted
                                                         Percent of                                   Average   Weighted    Average
                                              Aggregate    Mortgage           Average     Weighted  Remaining    Average   Original
                             Number of        Principal    Loans in         Principal      Average    Term to       FICO   Loan-to-
                              Mortgage          Balance        Loan           Balance     Mortgage   Maturity     Credit      Value
Loan Purpose                     Loans      Outstanding     Group 3   Outstanding ($)     Rate (%)   (Months)      Score  Ratio (%)
---------------------------  ---------  ---------------  ----------   ---------------  -----------  ---------  ---------  ---------

Refinance (cash-out) ......        138  $ 94,018,339.14       30.78%       681,292.31        7.415        360        702      71.70
Purchase ..................        252   164,027,767.11       53.71        650,903.84        7.471        359        720      77.58
Refinance (rate/term) .....         69    47,367,985.21       15.51        686,492.54        7.476        359        699      73.19
                             ---------  ---------------  ----------
   Total...................        459  $305,414,091.46      100.00%
                             =========  ===============  ==========


                                       17

                                                     Types of Mortgaged Properties

                                                                                                     Weighted              Weighted
                                                         Percent of                                   Average   Weighted    Average
                                              Aggregate    Mortgage           Average     Weighted  Remaining    Average   Original
                             Number of        Principal    Loans in         Principal      Average    Term to       FICO   Loan-to-
                              Mortgage          Balance        Loan           Balance     Mortgage   Maturity     Credit      Value
Property Type                    Loans      Outstanding     Group 3   Outstanding ($)     Rate (%)   (Months)      Score  Ratio (%)
---------------------------  ---------  ---------------  ----------   ---------------  -----------  ---------  ---------  ---------

2 to 4 Family Residence ...         19  $ 16,376,065.57        5.36%       861,898.19        7.450        360        724      72.93
Condominium Hotel .........          1     1,400,000.00        0.46      1,400,000.00        7.625        360        721      80.00
Cooperative ...............          1       500,000.00        0.16        500,000.00        7.250        360        679      25.00
High-Rise Condominium .....         21    13,019,562.92        4.26        619,979.19        7.549        360        739      76.56
Low-Rise Condominium ......         19    11,375,721.45        3.72        598,722.18        7.448        360        693      74.06
Planned Unit Development ..        110    76,311,993.61       24.99        693,745.40        7.442        358        710      75.58
Single Family Residence ...        288   186,430,747.91       61.04        647,328.99        7.453        360        710      75.14
                             ---------  ---------------  ----------
   Total...................        459  $305,414,091.46      100.00%
                             =========  ===============  ==========

                                                          Occupancy Types(1)

                                                                                                     Weighted              Weighted
                                                         Percent of                                   Average   Weighted    Average
                                              Aggregate    Mortgage           Average     Weighted  Remaining    Average   Original
                             Number of        Principal    Loans in         Principal      Average    Term to       FICO   Loan-to-
                              Mortgage          Balance        Loan           Balance     Mortgage   Maturity     Credit      Value
Occupancy Type                   Loans      Outstanding     Group 3   Outstanding ($)     Rate (%)   (Months)      Score  Ratio (%)
---------------------------  ---------  ---------------  ----------   ---------------  -----------  ---------  ---------  ---------

Investment Property .......         45  $ 29,510,945.15        9.66%       655,798.78        7.479        360        739      77.08
Primary Residence .........        385   256,005,189.29       83.82        664,948.54        7.450        359        706      74.76
Secondary Residence .......         29    19,897,957.02        6.52        686,136.45        7.474        360        730      76.40
                             ---------  ---------------  ----------
   Total...................        459  $305,414,091.46      100.00%
                             =========  ===============  ==========

----------------

(1) Based upon representations of the related borrowers at the time of origination.


                                       18

                                                    Remaining Terms to Maturity(1)

                                                                                                                      Weighted
                                                            Percent of                                    Weighted     Average
                                                Aggregate     Mortgage            Average      Weighted    Average    Original
                              Number of         Principal     Loans in          Principal       Average       FICO    Loan-to-
Remaining Term                 Mortgage           Balance         Loan            Balance      Mortgage     Credit       Value
to Maturity (Months)              Loans       Outstanding      Group 3    Outstanding ($)      Rate (%)      Score   Ratio (%)
---------------------------   ---------   ---------------   ----------    ---------------   -----------   --------   ---------

360 .......................         415   $275,477,068.42        90.20%        663,800.16         7.451        712       74.84
359 .......................          33     22,629,948.13         7.41         685,756.00         7.536        713       77.22
358 .......................           6      4,656,705.91         1.52         776,117.65         7.340        682       75.51
357 .......................           1        476,145.08         0.16         476,145.08         7.125        744       82.29
351 .......................           1        597,223.92         0.20         597,223.92         7.125        666       81.31
300 .......................           1        504,000.00         0.17         504,000.00         7.500        717       80.00
240 .......................           2      1,073,000.00         0.35         536,500.00         7.274        679       83.75
                              ---------   ---------------   ----------
   Total...................         459   $305,414,091.46       100.00%
                              =========   ===============   ==========
------------
(1)   As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 3 was approximately 359 months.



                                                 Interest-Only Periods at Origination

                                                                                                     Weighted              Weighted
                                                         Percent of                       Weighted    Average   Weighted    Average
                                              Aggregate    Mortgage           Average      Average  Remaining    Average   Original
                             Number of        Principal    Loans in         Principal      Current    Term to       FICO   Loan-to-
                              Mortgage          Balance        Loan           Balance     Mortgage   Maturity     Credit      Value
Occupancy Type                   Loans      Outstanding     Group 3   Outstanding ($)     Rate (%)   (Months)      Score  Ratio (%)
---------------------------  ---------  ---------------  ----------   ---------------  -----------  ---------  ---------  ---------
0 .........................        252  $167,719,841.27       54.92%       665,554.93        7.398        359        713      73.94
120 .......................        207   137,694,250.19       45.08        665,189.61        7.523        360        708      76.49
                             ---------  ---------------  ----------
   Total...................        459  $305,414,091.46      100.00%
                             =========  ===============  ==========


                                       19

                                               Prepayment Charge Periods at Origination

                                                                                                     Weighted              Weighted
                                                         Percent of                       Weighted    Average   Weighted    Average
                                              Aggregate    Mortgage           Average      Average  Remaining    Average   Original
                             Number of        Principal    Loans in         Principal      Current    Term to       FICO   Loan-to-
Prepayment Charge             Mortgage          Balance        Loan           Balance     Mortgage   Maturity     Credit      Value
Period (months)                  Loans      Outstanding     Group 3   Outstanding ($)     Rate (%)   (Months)      Score  Ratio (%)
---------------------------  ---------  ---------------  ----------   ---------------  -----------  ---------  ---------  ---------

0 .........................        441  $294,413,511.46       96.40%       667,604.33        7.459        359        711      75.00
7 .........................          1       752,000.00        0.25        752,000.00        7.375        360        716      80.00
12 ........................          1       452,000.00        0.15        452,000.00        7.250        360        782      61.50
60 ........................         16     9,796,580.00        3.21        612,286.25        7.321        360        724      78.01
                             ---------  ---------------  ----------
   Total...................        459  $305,414,091.46      100.00%
                             =========  ===============  ==========


                                       20